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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               February 27, 2001
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                       (Date of earliest event reported)


                               U S Liquids Inc.
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            (Exact name of registrant as specified in its charter)


    Delaware                        001-13259                  76-0519797
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(State or other jurisdiction       (Commission                (IRS Employer)
of incorporation)                  File Number)             Identification No.)


411 N. Sam Houston Parkway East, Suite 400, Houston, Texas       77060-3545
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(Address of principal executive offices)                         (Zip Code)


                                (281) 272-4500
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              Registrant's telephone number, including area code


Item 5. Other Events and Regulation FD Disclosure.

     On February 27, 2001, the Board of Directors of U S Liquids Inc. ("USL") adopted amendments to Sections 2.1, 2.7 and 2.9 of USL's Bylaws. The amendments to Sections 2.1 and 2.7 establish procedures for (i) nominations of persons for election to the Board of Directors, and (ii) the proposal of business to be considered by the stockholders at an annual meeting of stockholders. The amendments to Section 2.9 regulate the use of written consents of stockholders in lieu of a meeting of stockholders. A copy of USL's Second Amended and Restated Bylaws is filed as Exhibit 99.1 to this Form 8-K.

     The 2001 Annual Meeting of Stockholders of USL will be held in Houston, Texas on July 10, 2001. In order to be considered at the annual meeting, although not included in the proxy statement, stockholder proposals and stockholder nominations of persons for election to USL's Board of Directors must be received no later than May 11, 2001. All stockholder proposals and nominations should be delivered to the attention of Corporate Secretary, U S Liquids Inc., 411 N. Sam Houston Parkway East, Suite 400, Houston, Texas 77060-3345.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1  Second Amended and Restated Bylaws of U S Liquids Inc.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U S LIQUIDS INC.



Date: March 1, 2001              By:  /s/ Michael P. Lawlor
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                                      Michael P. Lawlor, Chief Executive Officer